Exhibit 10.13

                      ADDENDUM TO STOCK EXCHANGE AGREEMENT

     This Addendum to Stock Exchange Agreement dated April 8, 2005 to be effective as of January 14, 2005 ("Agreement") is by and among National Parking Systems, Inc., a Nevada corporation ("Purchaser" or "NPS"), Marc Ebersole ("Ebersole"), The Morpheus Trust ("Morpheus"), Livingston Investments, Ltd. ("Livingston"), Burton Partners, LLC ("Burton"), Picasso, LLC ("Picasso"), and The Gateway Real Estate Investment Trust ("Gateway") (collectively the "Preferred Holders," and, together with Ebersole, the "Sellers").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Purchaser and Sellers have previous entered into a Stock Exchange Agreement dated January 13, 2005 ("Exchange Agreement");

     WHEREAS, pursuant to the Exchange Agreement, the Preferred Holders each agreed to sell to Purchaser, and the Purchaser purchased from the Preferred
Holders,  (i)  1,000  shares  of  preferred  stock  of ABS Holding Company, Inc.
("ABS"), and (ii) 1,000 shares of preferred stock of BH Holding Company, Inc. ("BH"), (for an aggregate of 5,000 shares of preferred stock of ABS and 5,000 shares of preferred stock of BH), in consideration for 1,550,000 shares of NPS common stock and a debenture in the amount of $17,350(for an aggregate of 7,750,000 shares of NPS common stock and an aggregate of $86,750 in debentures)(the "Exchange").

     WHEREAS, BH and ABS had no shares of preferred stock authorized under their Articles of Incorporation at the time of the Exchange;

     WHEREAS, the Preferred Holders held no actual shares of preferred stock of BH and ABS;

     WHEREAS, the Preferred Holders each held the right to the issuance of 1,000 shares of preferred stock of BH and ABS, prior to the Exchange;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained and contained in the Exchange Agreement, the parties hereto agree as follows:

     1.   The  Purchaser  Agrees.
          -----------------------
          The Purchaser hereby agrees to accept the Preferred Holders right to be issued an aggregate of 5,000 shares of ABS preferred stock and 5,000 shares of BH preferred stock in place of the transfer of 5,000 shares of ABS preferred stock and 5,000 shares of BH preferred stock which the Preferred Holders agreed to transfer to NPS pursuant to the Exchange Agreement.

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     2.   Preferred  Holders  Agree.
          --------------------------
          The Preferred Holders agree to give to the Purchaser any right they had to be issued preferred stock shares of ABS and BH in place of any preferred stock shares of ABS and BH, which they agreed to transfer to NPS under the Exchange Agreement.

     3.   Miscellaneous
          -------------

          (a)  Assignment.  All  of the terms, provisions and conditions of this
               ----------
               Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This Agreement shall be construed in accordance
               ---------------
               with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

          (d)  Waiver.  No  failure  on  the  part  of  any party to enforce any
               -------
               provisions of this Agreement will act as a waiver of the right to enforce that provision.

          (e)  Section  Headings.  Section  headings  are  for  convenience only
               -----------------
               and  shall  not define or limit the provisions of this Agreement.

          (f)  Effect  of  Facsimile  and Photocopied Signatures. This Agreement
               -------------------------------------------------
               may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the  day  and  year  first  written  above.

National Parking Systems, Inc.                  THE MORPHEUS TRUST:
a Nevada corporation

By: /s/ Marc Ebersole                           By:
   --------------------------                      -------------------------
Name: Marc Ebersole                                Name:
Title: CEO                                         Title:

ABS HOLDING COMPANY, INC.                       LIVINGSTON INVESTMENTS, LTD.:
a Nevada corporation

By:  /s/ Marc Ebersole                           By:
   --------------------------                      -------------------------
Name: Marc Ebersole                                Name:
Title: CEO                                         Title:

BH HOLDING COMPANY, INC.                        BURTON PARTNERS, LLC
a Nevada corporation

By: /s/ Marc Ebersole                           By:
   --------------------------                      -------------------------
Name: Marc Ebersole                                Name:
Title: CEO                                         Title:

Marc Ebersole                                   PICASSO, LLC

/s/ Marc Ebersole                               By:
----------------------------                       -------------------------
Marc Ebersole                                      Name:
                                                   Title:

                                               THE GATEWAY REAL ESTATE
                                               INVESTMENT TRUST:

                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

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